MUNIYIELD
CALIFORNIA
FUND, INC.


[FUND LOGO]
STRATEGIC
          Performance


Annual Report
October 31, 1997



This report, including the financial information herein, is transmitted to the shareholders of MuniYield California Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield
California Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                #16162 -- 10/97

[RECYCLE LOGO] Printed on post-consumer recycled paper



MuniYield California Fund, Inc.

TO OUR SHAREHOLDERS

For the year ended October 31, 1997, the Common Stock of MuniYield California Fund, Inc. earned $0.934 per share income dividends, which included earned and unpaid dividends of $0.080. This represents a net annualized yield of 5.84%, based on a month-end net asset value of $15.98 per share. Over the same period, the total investment return on the Fund's Common Stock was +10.01%, based on a change in per share net asset value from $15.44 to $15.98, and assuming reinvestment of $0.933 per share income dividends.

For the six-month period ended October 31, 1997, the total investment return on the Fund's Common Stock was +8.38%, based on a change in per share net asset value from $15.19 to $15.98, and assuming reinvestment of $0.467 per share income dividends.

For the six-month period ended October 31, 1997, the Fund's Auction Market Preferred Stock had an average yield of 3.17% for Series A and 3.14% for Series B.

The Municipal Market Environment
Long-term interest rates generally declined during the six-month period ended October 31, 1997. The general financial environment has remained one of solid economic growth tempered by few or no inflationary pressures. While economic growth has been conducive to declining bond yields, it has remained strong enough to suggest that the Federal Reserve Board (FRB) might find it necessary to raise short-term interest rates. This would be intended to slow economic growth and ensure that any incipient inflationary pressures would be curtailed. There were investor concerns that the FRB would be forced to raise interest rates prior to year-end, thus preventing an even more dramatic decline in interest rates. Long-term tax-exempt revenue bonds, as measured by the Bond Buyer Revenue Bond Index, declined over 50 basis points (0.50%) to end the six-month period ended October 31, 1997 at 5.60%.

Similarly, long-term US Treasury bond yields generally moved lower during most of the six-month period ended October 31, 1997. However, the turmoil in the world's equity markets during the last week in October has resulted in a significant rally in the Treasury bond market. The US Treasury bond market was the beneficiary of a flight to quality mainly by foreign investors whose own domestic markets have continued to be very volatile. Prior to the initial decline in Asian equity markets, long-term US Treasury bond yields were essentially unchanged. By the end of October, US Treasury bond yields declined 80 basis points to 6.15%, their lowest level of 1997.

The tax-exempt bond market's continued underperformance as compared to its taxable counterpart has been largely in response to its ongoing weakening technical position. As municipal bond yields have declined, municipalities have hurriedly rushed to refinance outstanding higher-couponed debt with new issues financed at present low rates. During the last six months, over $118 billion in new long-term tax-exempt issues were underwritten, an increase of over 25% versus the comparable period a year ago. As interest rates have continued to decline, these refinancings have intensified municipal bond issuance. During the past three months, approximately $60 billion in new long-term municipal securities were underwritten, an increase of over 34% as compared to the October 31, 1996 quarter.

The recent trend toward larger and larger bond issues has also continued. However, issues of such magnitude usually must be attractively priced to ensure adequate investor interest. Obviously, the yields of other municipal bond issues are impacted by the yield premiums such large issuers have been required to pay. Much of the municipal bond market's recent underperformance can be traced to market pressures that these large bond issuances have exerted.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline is likely to be generated in part by reduced US export growth. Additionally, some decline in consumer spending also can be expected in response to reduced consumer confidence. Perhaps more importantly, it is likely that barring a dramatic and unexpected resurgence in domestic growth, the FRB may be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that for at least the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some pressure as a result of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancing. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of October), any further pressure on the municipal market may represent an attractive investment opportunity.

Portfolio Strategy
During the 12-month period ended October 31, 1997, we managed the Fund with the intention of seeking to provide a generous level of tax-exempt income while providing an attractive total return. We began the 12-month period with an optimistic outlook that interest rates could decline as a result of the attractive value of a 6.75% yield on US Treasury bonds and the relatively high yields on California municipal bonds. This optimism on interest rates proved well founded as interest rates declined about 60 basis points throughout the fiscal year ended October 31, 1997.

While the overall trend in interest rates was down for the year, market volatility created a fairly well-defined trading range in which we shifted our investment strategy in response to rapidly changing market conditions. From October 1996 to December 1996, good domestic and global inflation scenarios caused interest rates to decline about 35 basis points. During that time, we scaled back the Fund's aggressive posture to a more neutral stance in response to investor concerns that interest rates had declined too rapidly for prevailing economic conditions. This strategy proved correct as interest rates increased nearly 80 basis points from December 1996 to April 1997 on investor beliefs that the US economy was expanding at an excessive pace which could result in inflation and ultimately lead to FRB interest rate tightenings. At that time, we once again held a more aggressive posture for the Fund with interest rates having rebounded to 7.15% for long-term US Treasury issues and California revenue bonds yielding close to 6%. In our opinion, these were levels where retail investors saw value in debt securities and returned to the marketplace as buyers. This restructuring benefited the Fund as interest rates ultimately declined nearly 100 basis points during the second half of the year.

The Fund's performance during the past year was mainly achieved by our investment strategies of capturing the relevant trading ranges provided by what became an extremely volatile fixed-income marketplace. While enhancing net asset valuation is important, we also focused on maintaining an above-industry average current return of tax-exempt income to the Fund's Common Stock shareholders. The fiscal year concluded with interest rates at the lower end of the trading range, yet our outlook for bonds remains positive. Therefore, we expect to maintain a fully invested posture in the Fund until economic conditions would dictate a more cautious stance.

In Conclusion
We appreciate your ongoing interest in MuniYield California Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President


/S/WALTER C. O'CONNOR
Walter C. O'Connor
Vice President and Portfolio Manager

December 2, 1997




PROXY RESULTS

During the six-month period ended October 31, 1997, MuniYield California Fund, Inc. Common Stock shareholders voted on the following proposals.  The proposals were approved at a shareholders' meeting on November 20, 1997.  The description of each proposal and number of shares voted are as follows:
                                                                             Shares Voted   Shares Voted  Shares Voted
                                                                                  For         Against       Abstain

1. To approve an Agreement and Plan of Reorganization
   (the "Agreement and Plan of Organization") contemplating
   the acquisition of all of the assets of Taurus
   MuniCalifornia Holdings, Inc. ("Taurus") by MuniYield California
   Fund, Inc. ("MuniYield") and the assumption of all of the
   liabilities of Taurus by MuniYield, in exchange solely for an equal aggregate value of newly issued shares of Common Stock of MuniYield ("MuniYield Common Stock") and shares of one newly created series of Auction Market Preferred Stock ("AMPS") of
   MuniYield to be designated Series C ("MuniYield Series C AMPS")
   and the distribution of such MuniYield Common Stock to the holders of Common Stock of Taurus and such MuniYield Series C AMPS to the
   holders of AMPS of Taurus.                                                   8,890,507     338,631       671,820


                                                                                  Shares Voted   Shares Withheld
                                                                                      For          From Voting
2. To elect the Fund's Board of Directors:     James H. Bodurtha                    16,136,422       443,303
                                               Herbert I. London                    16,137,002       442,723
                                               Robert R. Martin                     16,130,780       448,945
                                               Arthur Zeikel                        16,127,407       452,318


                                                                        Shares Voted     Shares Voted     Shares Voted
                                                                             For            Against          Abstain

3. To ratify the selection of Deloitte & Touche LLP as the
   Fund's independent auditors for the current fiscal year.               15,972,505         105,288         501,932

During the six-month period ended October 31, 1997, MuniYield California Fund, Inc. Preferred Stock shareholders
(Series A and B) voted on the following proposals.  The proposals were approved at a shareholders' meeting on
November 20, 1997.  The description of each proposal and number of shares voted are as follows:


                                                                       Shares Voted     Shares Voted     Shares Voted
                                                                            For           Against           Abstain
1. To approve an Agreement and Plan of Reorganization (the
   "Agreement and Plan of Organization") contemplating the
   acquisition of all of the assets of Taurus MuniCalifornia
   Holdings, Inc. ("Taurus") by MuniYield California Fund, Inc.
   ("MuniYield") and the assumption of all of the liabilities of Taurus by MuniYield, in exchange solely for an equal
   aggregate value of newly issued shares of Common Stock of
   MuniYield ("MuniYield Common Stock") and shares of one
   newly created series of Auction Market Preferred Stock
   ("AMPS") of MuniYield to be designated Series C ("MuniYield
   Series C AMPS") and the distribution of such MuniYield
   Common Stock to the holders of Common Stock of Taurus and
   such MuniYield Series C AMPS to the holders of AMPS of Taurus.

                                      Series A                             2,388             0               0
                                      Series B                             2,393             0               7


                                                                                Shares Voted      Shares Withheld
                                                                                     For            From Voting

2. To elect the Fund's Board of Directors: James H. Bodurtha,
   Herbert I. London, Robert R. Martin, Joseph L. May,
   Andre F. Perold and Arthur Zeikel as follows:

                                      Series A                                     2,022                0
                                      Series B                                     1,433                2


                                                                     Shares Voted     Shares Voted     Shares Voted
                                                                         For            Against           Abstain

3. To ratify the selection of Deloitte & Touche LLP as the
   Fund's independent auditors for the current fiscal year
   as follows:
                                      Series A                           2,022             0                 0
                                      Series B                           1,433             0                 2




THE BENEFITS AND RISKS OF LEVERAGING

MuniYield California Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope.

The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.




SCHEDULE OF INVESTMENTS                                                                                          (in Thousands)

    S&P    Moody's    Face                                                                                              Value
  Ratings  Ratings   Amount                                           Issue                                           (Note 1a)

California -- 96.2%

AAA        Aaa         $3,500    California Educational Facilities Authority Revenue Bonds (Stanford University),
                                 Series N, 5.20% due 12/01/2027                                                         $3,468
                                 California HFA, Home Mortgage Revenue Bonds:
AA-        Aa             610    AMT, Series C, 7.45% due 8/01/2011                                                        625
AAA        Aaa          4,000    AMT, Series E, 6.10% due 8/01/2029 (b)                                                  4,156
AA-        Aa           2,570    AMT, Series E-1, 6.70% due 8/01/2025                                                    2,737
AA-        Aa           4,955    AMT, Series F-1, 7% due 8/01/2026                                                       5,340
AA-        Aa           5,745    AMT, Series N, 6.375% due 2/01/2027                                                     6,048
AA-        Aa             825    Series D, 7.25% due 8/01/2017                                                             870
AA-        Aa           2,750    California HFA, Revenue Bonds, RIB, AMT, 8.945% due 8/01/2023 (h)                       3,070
                                 California Health Facilities Financing Authority Revenue Bonds:
AA         Aa3          1,000    (Kaiser Permanente), Series A, 7% due 12/01/2010                                        1,099
AAA        Aaa          2,000    (Kaiser Permanente), Series A, 7% due 10/01/2018 (c)                                    2,135
AAA        Aaa          1,000    Refunding (Adventist Health), Series A, 6.50% due 3/01/2014 (c)                         1,077
AAA        Aaa          3,000    Refunding (Sutter Health Hospital), Series C, 5.125% due 8/15/2022 (f)                  2,900
AAA        Aaa          4,085    (San Diego Hospital Association), Series A, 6.70% due 10/01/2010 (c)                    4,471
NR*        A            2,835    (Scripps Research Institute), Series A, 6.625% due 7/01/2018                            3,117
A+         A            3,600    (Sutter Health Hospital), Series 89-A, 6.70% due 1/01/2013                              3,728
                                 California Pollution Control Financing Authority, PCR, Refunding
                                 (Pacific Gas and Electric Co.), VRDN (a):
NR*        NR*          6,700    AMT, Series B, 3.65% due 11/01/2026                                                     6,700
NR*        NR*          5,200    AMT, Series C, 3.65% due 11/01/2026                                                     5,200
A1         NR*            900    AMT, Series G, 3.65% due 2/01/2016                                                        900
A1+        NR*          1,400    Series C, 3.55% due 11/01/2026                                                          1,400
A1+        NR*          1,300    Series F, 3.55% due 11/01/2026                                                          1,300
A1+        VMIGI+       1,900    California Pollution Control Financing Authority, Solid Waste Disposal
                                 Revenue Bonds (Shell Oil Co. -- Martinez Project), VRDN, AMT, Series A,
                                 3.55% due 10/01/2024 (a)                                                                1,900
                                 California State, GO:
A+         A1           9,885    5% due 10/01/2023                                                                       9,429
A+         A1           9,050    5.125% due 10/01/2027                                                                   8,734
                                 California State Public Works Board, Lease Revenue Bonds (g):
A          Aaa          3,000    (California Community Colleges), Series A, 6.75% due 9/01/2001                          3,334
A          Aaa          6,800    (Department of Corrections -- Monterey County Soledad II), Series A, 7% due
                                 11/01/2004                                                                              8,001
A          Aaa          7,130    (Various California State University Projects), Series A, 6.625% due 10/01/2002         8,000
AAA        Aaa         14,800    (Various California State University Projects), Series A, 6.70% due 10/01/2002         16,704
A          Aaa          3,535    (Various Community College Projects), Series B, 7% due 3/01/2004                        4,132
AA         Aa           4,750    California Statewide Community Development Authority Revenue Bonds,
                                 COP (Saint Joseph Health System Group), 6.625% due 7/01/2004 (g)                        5,435
A+         Aaa          3,000    Contra Costa County, California, COP (Merrithew Memorial Hospital),
                                 6.60% due 11/01/2002 (g)                                                                3,368
BBB        NR*          1,000    Contra Costa County, California, Public Financing Authority, Tax Allocation
                                 Revenue Refunding Bonds, Series A, 7.10% due 8/01/2022                                  1,092
AAA        Aaa          2,000    Cucamonga County, California, Water District Facilities Refinancing Bonds,
                                 COP, 6.50% due 9/01/2022 (d)                                                            2,172
AAA        Aaa            395    Culver City, California, Redevelopment Finance Authority Revenue Bonds
                                 (Senior Lien Project Loans), Series A, 6.75% due 11/01/2015 (b)                           422
AAA        Aaa          1,000    El Cajon, California, Redevelopment Agency, Tax Allocation Bonds
                                 (El Cajon Redevelopment Project), 6.60% due 10/01/2001 (b)(g)                           1,108
BBB        Baa          1,875    Inglewood, California, Public Financing Authority Revenue Bonds
                                 (Manchester-Prairie-North Inglewood Industrial Park Project),
                                 Series B, 7% due 5/01/2022                                                              2,027
AAA        Aaa          3,590    Long Beach California, Water Revenue Refunding Bonds, Series A, 5% due 5/01/2024        3,443
AAA        Aaa          3,645    Los Angeles, California, Community Redevelopment Agency, Tax Allocation Refunding
                                 Bonds (Bunker Hill), Series H, 6.50% due 12/01/2015 (f)                                 4,064
A+         Aa3          3,600    Los Angeles, California, Department of Water and Power, Electric Plant Revenue
                                 Refunding Bonds, RIB, 6.375% due 2/01/2020 (h)                                          3,866
AAA        Aaa          3,925    Los Angeles, California, Department of Water and Power, Waterworks Revenue Bonds,
                                 6.30% due 7/01/2024 (c)                                                                 4,272
                                 Los Angeles, California, Harbor Department Revenue Bonds:
AA         Aa3          4,240    AMT, Series B, 6.60% due 8/01/2015                                                      4,622
AA         Aa3          6,855    AMT, Series B, 6.625% due 8/01/2019                                                     7,444
AAA        Aaa          4,000    RITR, AMT, Series 7, 8.395% due 11/01/2026 (c)(h)                                       4,875
AAA        Aaa          3,000    Los Angeles, California, Wastewater System Revenue Bonds, Series D,
                                 6.625% due 12/01/2000 (c)(g)                                                            3,321
AAA        Aaa          5,000    Los Angeles County, California, COP (Correctional Facilities Project),
                                 6.50% due 9/01/2000 (c)(g)                                                              5,426
AA-        Aaa          6,500    Los Angeles County, California, Transportation Commission, Sales Tax
                                 Revenue Bonds, Series A, 6.75% due 7/01/2001 (g)                                        7,199
                                 M-S-R Public Power Agency, California, Revenue Bonds (San Juan Project):
A          A3           5,000    Refunding, Series H, 5.90% due 7/01/2020                                                5,044
AAA        Aaa          6,155    Series E, 6.50% due 7/01/2017 (c)                                                       6,691
                                 Metropolitan Water District, Southern California Waterworks Revenue Bonds:
AA         Aa           6,000    6.625% due 7/01/2001 (g)                                                                6,610
AA         Aa           3,045    Series C, 5% due 7/01/2027                                                              2,896
AAA        Aaa          2,500    Northern California Power Agency, Multiple Capital Facilities Revenue Bonds,
                                 RIB, 9.045% due 9/02/2025 (c)(h)                                                        2,984
                                 Oakland, California, Joint Powers Financing Authority, Lease Revenue Bonds
                                 (Oakland Administration Buildings) (b):
AAA        Aaa          2,000    5.90% due 8/01/2016                                                                     2,115
AAA        Aaa          6,000    5.75% due 8/01/2021                                                                     6,214
AAA        Aaa          5,395    5.75% due 8/01/2026                                                                     5,587
AAA        Aaa          7,840    Orange County, California, Local Transportation Authority, Sales Tax Revenue Bonds,
                                 RITR, Series B, 8.22% due 2/15/2002 (g)(h)                                              9,300
A          NR*          5,000    Palmdale, California, Civic Authority, Revenue Refunding Bonds (Merged Redevelopment
                                 Project), Series A, 6.60% due 9/01/2034                                                 5,630
AAA        Aaa          3,905    Rancho Cucamonga, California, Redevelopment Agency, Tax Allocation Bonds
                                 (Rancho Redevelopment Project), 6.75% due 9/01/2020 (c)                                 4,155
NR*        A2           3,750    Rancho Mirage, California, Joint Powers Financing Authority, COP
                                 (Eisenhower Memorial Hospital), 7% due 3/01/2002 (g)                                    4,221
                                 Redwood City, California, Public Financing Authority, Local Agency Revenue Bonds:
AAA        Aaa          5,025    Refunding, Series A, 6.50% due 7/15/2011 (b)                                            5,465
A-         NR*          1,500    Series B, 7.25% due 7/15/2001 (g)                                                       1,685
A+         Aaa         18,000    Sacramento, California, City Financing Authority Revenue Bonds,
                                 6.80% due 11/01/2001 (g)                                                               20,104
                                 Sacramento, California, Municipal Utility District, Electric Revenue Bonds,
                                 Series B (c)(g):
AAA        Aaa          3,180    6.25% due 8/15/2002                                                                     3,519
AAA        Aaa          4,865    6.375% due 8/15/2002                                                                    5,410
AAA        Aaa          3,000    San Diego County, California, COP, Refunding (Central Jail), 5% due 10/01/2025 (b)      2,857
                                 San Francisco, California, City and County Airport Commission, International Airport
                                 Revenue Bonds, Second Series:
AAA        Aaa          1,500    AMT, Issue 5, 6.50% due 5/01/2019 (d)                                                   1,637
AAA        Aaa          4,525    AMT, Issue 6, 6.60% due 5/01/2020 (b)                                                   4,964
AAA        Aaa         11,000    Refunding, Issue 1, 6.50% due 5/01/2013 (b)                                            12,072
AA-        A1           5,480    San Francisco, California, City and County, GO (Variable Purpose Projects), UT,
                                 Series A, 6.50% due 12/15/2000 (g)                                                      5,876
AA-        Aaa          5,000    San Francisco, California, City and County Public Utilities Commission,
                                 Water Revenue Bonds, Series A, 6.50% due 11/01/2001 (g)                                 5,529
AAA        Aaa          4,715    San Francisco, California, City and County Redevelopment Agency, Lease Revenue
                                 Bonds (George R. Moscone Convention Center), 6.80% due 7/01/2019 (f)                    5,359
AAA        Aaa          3,180    Santa Clara, California, Electric Revenue Bonds, Series A, 6.50% due 7/01/2021 (c)      3,457
AAA        Aaa          9,525    Santa Clara County, California, Financing Authority, Lease Revenue Bonds
                                 (VMC Facility Replacement Project), Series A, 6.75% due 11/15/2004 (b)(g)              11,070
AA         A1           5,000    Santa Clara County, California, Transportation District, Sales Tax Revenue
                                 Bonds, Series A, 6.75% due 6/01/2011                                                    5,459
AAA        Aaa          3,000    Santa Fe Springs, California, Redevelopment Agency, Tax Allocation Bonds
                                 (Consolidated Redevelopment Project), Series A, 6% due 9/01/2014 (c)                    3,165
AAA        Aaa          7,750    Santa Rosa, California, Wastewater Revenue Bonds (Sub-Regional Wastewater
                                 Project), Series A, 6.50% due 9/01/2002 (d)(g)                                          8,635
AAA        NR*          1,125    Southern California Home Financing Authority, S/F Mortgage Revenue Bonds,
                                 AMT, Series A, 6.75% due 9/01/2022 (e)                                                  1,183
AAA        Aaa          5,000    Stockton, California, Revenue Bonds, COP (Wastewater Treatment Plant Expansion),
                                 Series A, 6.80% due 9/01/2024 (d)                                                       5,649
AAA        Aaa          6,645    University of California Revenue Bonds, RITR, Series 13, 8.77% due 9/01/2019 (c)        7,849
A          NR*          3,300    University of California Revenue Refunding Bonds (Multiple Purpose Projects),
                                 Series A, 6.875% due 9/01/2002 (g)                                                      3,733
AAA        Aaa          2,735    West and Central Basin, California, Financing Authority Revenue Refunding Bonds
                                 (Central Basin Project), Series A, 5.125% due 8/01/2022 (b)                             2,666

Puerto Rico -- 2.3%
A          Baa1         5,500    Puerto Rico Commonwealth, Highway and Transportation Authority, Highway
                                 Revenue Refunding Bonds, Series V, 6.625% due 7/01/2012                                 6,022
BBB+       Baa1         2,600    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series T,
                                 6.375% due 7/01/2024                                                                    2,850

Total Investments (Cost -- $353,130) -- 98.5%                                                                          382,393

Other Assets Less Liabilities -- 1.5%                                                                                    5,904
                                                                                                                  ------------
Net Assets -- 100.0%                                                                                                  $388,297
                                                                                                                  ============

(a) The interest rate is subject to change periodically based upon prevailing market rates.
    The interest rate shown is the rate in effect at October 31, 1997.
(b) AMBAC Insured.
(c) MBIA Insured.
(d) FGIC Insured.
(e) FNMA/GNMA Collateralized.
(f) FSA Insured.
(g) Prerefunded.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1997.
*   Not Rated.
+   Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield California Fund, Inc.'s portfolio holdings in the Schedule of
Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT  Alternative Minimum Tax (subject to)
COP  Certificates of Participation
GO   General Obligation Bonds
HFA  Housing Finance Agency
PCR  Pollution Control Revenue Bonds
RIB  Residual Interest Bonds
RITR Residual Interest Trust Receipts
S/F  Single-Family
UT   Unlimited Tax
VRDN Variable Rate Demand Notes

See Notes to Financial Statements.





FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1997

Assets:              Investments, at value (identified cost -- $353,130,053) (Note 1a)                               $382,392,974
                     Cash                                                                                                  86,219
                     Interest receivable                                                                                6,341,732
                     Prepaid expenses and other assets                                                                     50,248
                                                                                                                     ------------
                     Total assets                                                                                     388,871,173
                                                                                                                     ------------

Liabilities:         Payables:
                     Dividends to shareholders (Note 1f)                                                   $310,717
                     Investment adviser (Note 2)                                                            174,955       485,672
                                                                                                        ------------
                     Accrued expenses and other liabilities                                                                88,548
                                                                                                                     ------------
                     Total liabilities                                                                                    574,220
                                                                                                                     ------------

Net Assets:          Net assets                                                                                      $388,296,953
                                                                                                                     ============

Capital:             Capital Stock (200,000,000 shares authorized) (Note 4):
                     Preferred Stock, par value $.05 per share (4,800 shares of AMPS*
                     issued and outstanding at $25,000 per share liquidation preference)                             $120,000,000
                     Common Stock, par value $.10 per share (16,790,322 shares
                     issued and outstanding)                                                             $1,679,032
                     Paid-in capital in excess of par                                                   233,928,260
                     Undistributed investment income -- net                                               2,982,280
                     Undistributed realized capital gains on investments -- net                             444,460
                     Unrealized appreciation on investments -- net                                       29,262,921
                                                                                                        ------------
                     Total -- Equivalent to $15.98 net asset value per Common Stock
                     (market price -- $15.875)                                                                        268,296,953
                                                                                                                     ------------
                     Total capital                                                                                   $388,296,953
                                                                                                                     ============
                    *Auction Market Preferred Stock.

                     See Notes to Financial Statements.





Statement of Operations

                                                                                                                For the Year Ended
                                                                                                                  October 31, 1997

Investment Income     Interest and amortization of premium and discount earned                                         $22,298,994
(Note 1d):

Expenses:             Investment advisory fees (Note 2)                                                   $1,917,955
                      Commission fees (Note 4)                                                               306,792
                      Accounting services (Note 2)                                                            74,267
                      Professional fees                                                                       72,484
                      Transfer agent fees                                                                     59,008
                      Printing and shareholder reports                                                        35,272
                      Custodian fees                                                                          28,281
                      Listing fees                                                                            24,260
                      Directors' fees and expenses                                                            22,820
                      Pricing fees                                                                             9,126
                      Amortization of organization expenses (Note 1e)                                          1,859
                      Other                                                                                   20,734
                                                                                                         ------------
                      Total expenses                                                                                     2,572,858
                                                                                                                      ------------
                      Investment income -- net                                                                          19,726,136
                                                                                                                      ------------

Realized &            Realized gain on investments -- net                                                                4,361,725
Unrealized Gain on    Change in unrealized appreciation on investments -- net                                            4,684,387
Investments  --  Net                                                                                                  ------------
(Notes 1b, 1d & 3):   Net Increase in Net Assets Resulting from Operations                                             $28,772,248
                                                                                                                      ============

                      See Notes to Financial Statements.





Statements of Changes in Net Assets

                                                                                                           For the Year Ended
                                                                                                               October 31,
                                                                                                            1997         1996

Increase (Decrease) in Net Assets:

Operations:          Investment income -- net                                                           $19,726,136   $19,405,691
                     Realized gain on investments -- net                                                  4,361,725       279,008
                     Change in unrealized appreciation/depreciation on investments -- net                 4,684,387     4,438,485
                                                                                                       ------------  ------------
                     Net increase in net assets resulting from operations                                28,772,248    24,123,184
                                                                                                       ------------  ------------

Dividends to         Investment income -- net:
Shareholders         Common Stock                                                                       (15,659,702)  (15,619,604)
(Note 1f):           Preferred Stock                                                                     (4,036,776)   (4,164,120)
                                                                                                       ------------  ------------
                     Net decrease in net assets resulting from dividends to shareholders                (19,696,478)  (19,783,724)
                                                                                                       ------------  ------------

Capital Stock        Value of shares issued to Common Stock shareholders in reinvestment
Transactions         of dividends                                                                           139,682           --
(Note 4):                                                                                              ------------  ------------

Net Assets:          Total increase in net assets                                                         9,215,452     4,339,460
                     Beginning of year                                                                  379,081,501   374,742,041
                                                                                                       ------------  ------------
                     End of year*                                                                      $388,296,953  $379,081,501
                                                                                                       ============  ============
                    *Undistributed investment income -- net                                              $2,982,280    $2,952,622
                                                                                                       ============  ============

                     See Notes to Financial Statements.





Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                               For the Year Ended October 31,
                                                                             1997      1996      1995      1994      1993

Increase (Decrease) in Net Asset Value:

Per Share           Net asset value, beginning of year                      $15.44    $15.18    $13.91    $16.60    $14.03
Operating                                                                 --------  --------  --------  --------  --------
Performance:        Investment income -- net                                  1.17      1.16      1.18      1.23      1.22
                    Realized and unrealized gain (loss) on
                    investments -- net                                         .54       .28      1.53     (2.65)     2.62
                                                                          --------  --------  --------  --------  --------
                    Total from investment operations                          1.71      1.44      2.71     (1.42)     3.84
                                                                          --------  --------  --------  --------  --------
                    Less dividends and distributions to Common Stock
                    shareholders:
                    Investment income -- net                                  (.93)     (.93)     (.90)    (1.00)     (.99)
                    Realized gain on investments -- net                         --        --      (.25)     (.07)     (.08)
                                                                          --------  --------  --------  --------  --------
                    Total dividends and distributions to Common Stock
                    shareholders                                              (.93)     (.93)    (1.15)    (1.07)    (1.07)
                                                                          --------  --------  --------  --------  --------
                    Effect of Preferred Stock activity:
                    Dividends and distributions to Preferred Stock
                    shareholders:
                    Investment income -- net                                  (.24)     (.25)     (.25)     (.19)     (.18)
                    Realized gain on investments -- net                         --        --      (.04)     (.01)     (.02)
                                                                          --------  --------  --------  --------  --------
                    Total effect of Preferred Stock activity                  (.24)     (.25)     (.29)     (.20)     (.20)
                                                                          --------  --------  --------  --------  --------
                    Net asset value, end of year                            $15.98    $15.44    $15.18    $13.91    $16.60
                                                                          ========  ========  ========  ========  ========
                    Market price per share, end of year                    $15.875   $14.875   $13.375   $12.125   $15.625
                                                                          ========  ========  ========  ========  ========

Total Investment    Based on market price per share                          13.44%    18.68%    20.62%   (16.36%)   15.56%
Return:*                                                                  ========  ========  ========  ========  ========
                    Based on net asset value per share                       10.01%     8.54%    19.33%    (9.69%)   26.88%
                                                                          ========  ========  ========  ========  ========

Ratios to Average   Expenses                                                   .67%      .67%      .69%      .66%      .69%
Net Assets:**                                                             ========  ========  ========  ========  ========
                    Investment income -- net                                  5.14%     5.16%     5.48%     5.44%     5.35%
                                                                          ========  ========  ========  ========  ========

Supplemental        Net assets, net of Preferred Stock, end of year
Data:               (in thousands)                                        $268,297  $259,082  $254,742  $233,425  $278,522
                                                                          ========  ========  ========  ========  ========
                    Preferred Stock outstanding, end of year
                    (in thousands)                                        $120,000  $120,000  $120,000  $120,000  $120,000
                                                                          ========  ========  ========  ========  ========
                    Portfolio turnover                                       88.68%    67.48%    69.59%    78.89%    21.68%
                                                                          ========  ========  ========  ========  ========

Leverage:           Asset coverage per $1,000                               $3,236    $3,159    $3,123    $2,945    $3,321
                                                                          ========  ========  ========  ========  ========

Dividends           Series A -- Investment income -- net                      $852      $875      $882      $694      $547
Per Share On                                                              ========  ========  ========  ========  ========
Preferred Stock     Series B -- Investment income -- net                      $830      $860      $864      $615      $688
Outstanding:+                                                             ========  ========  ========  ========  ========



                 *  Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ** Do not reflect the effect of dividends to Preferred Stock shareholders.
                 +  Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on
                    December 1, 1994.

                    See Notes to Financial Statements.




MuniYield California Fund, Inc.                        October 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield California Fund, Inc. (the "Fund") is registered under the
Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses -- Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1997 were $325,036,649 and $351,066,735, respectively.

Net realized and unrealized gains (losses) as of October 31, 1997 were as follows:

                              Realized Gains      Unrealized
                                (Losses)            Gains

Long-term investments          $4,338,323        $29,262,921
Short-term investments               (823)           --
Financial futures contracts        24,225            --
                               ----------        -----------
Total                          $4,361,725        $29,262,921
                               ==========        ===========

As of October 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $29,262,921, of which $29,324,999 related to appreciated securities and $62,078 related to depreciated securities. The aggregate cost of investments at October 31, 1997 for Federal income tax purposes was $353,130,053.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended October 31, 1997 increased by 8,763 as a result of dividend reinvestment and during the year ended October 31, 1996 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1997 were as follows: Series A, 3.40% and Series B, 3.30%.

As of October 31, 1997, there were 4,800 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $175,229 as commissions.

5. Subsequent Event:
On November 6, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.079828 per share, payable on November 26, 1997 to shareholders of record as of November 17, 1997.

6. Reorganization Plan:
On November 20, 1997, the shareholders approved a plan of reorganization whereby the Fund would acquire substantially all of the assets and liabilities of Taurus MuniCalifornia Holdings, Inc. in exchange for newly issued shares of the Fund. Taurus MuniCalifornia Holdings, Inc. is a registered, non-diversified, closed-end management investment company. Both entities have a similar investment objective and are managed by FAM.



INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders MuniYield California Fund, Inc.:
We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield California Fund, Inc. as of October 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield California Fund, Inc. as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
December 3, 1997



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield
California Fund, Inc. during its taxable year ended October 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.


OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent
Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MYC